Exhibit 99.1
2008 Financial Information Third Quarter
Table of Contents

Earnings Release	Pages 1-5

Consolidated Financial Highlights	Page 6

Consolidated Balance Sheets	Page 7

Average Consolidated Balance Sheets	Page 8

Average Consolidated Balance Sheets	Pages 9
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 10

Consolidated Statements of Income and Comprehensive Income	Page 11
(Linked Quarters)

Asset Quality Information	Page 12

Noninterest Income and Noninterest Expense Detail	Page 13

Allowance for Loan Losses – Net Charge-off Detail	Page 14
FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308
Corporate Communications and Investor Relations
Thomas P. O’Malley
p.330-384-7109

FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts/Media Contact: Thomas O’Malley
Director Corporate Communications/Investor Relations Officer
Phone: 330.384.7109
FirstMerit Reports Third Quarter 2008 EPS of $0.37 Per Share
Akron, Ohio (October 28, 2008) — FirstMerit Corporation (Nasdaq: FMER) today announced third quarter 2008 net income of $29.8 million, or $0.37 per diluted share. This compares with $29.2 million, or $0.36 per diluted share, for the second quarter 2008 and $30.3 million, or $0.38 per diluted share, for the third quarter 2007.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the third quarter 2008 were 12.73% and 1.12%, respectively, compared with 12.31% and 1.11%, respectively, for the second quarter 2008 and 13.71% and 1.16% for the third quarter 2007.
“FirstMerit’s third quarter financial performance resulted from continued success in the execution of our super community banking model. The results this quarter include revenue growth supported by net interest margin expansion, solid expense management and improved efficiency. Ongoing initiatives to maintain high asset quality produced another quarter of controlled credit costs,” said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit Corporation.
Mr. Greig continued, “During the quarter we continued to increase customer relationships spurred by aggressive calling activity and balanced with disciplined underwriting. Market disruption within our footprint under the current banking environment presents abundant opportunity to expand our commercial book of business both on the lending and depository side. This has improved the overall growth potential for our franchise. I am confident that our execution on sound business strategies, maintaining high capital levels and a strong balance sheet position FirstMerit to address future challenges related to an uncertain economic environment.”
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FirstMerit Reports Third quarter 2008 EPS Results/ Page 2
Net interest margin was 3.78% for the third quarter of 2008 compared with 3.69% for the second quarter of 2008 and 3.61% for the third quarter of 2007. Reduced funding costs compared with the second quarter of 2008 and the third quarter of 2007 due to an increased composition of lower cost core deposits and lower liability pricing supported margin expansion over both periods.
Average loans during the third quarter of 2008 increased $141.7 million, or 1.98%, compared with the second quarter of 2008 and increased $270.6 million, or 3.86%, compared with the third quarter of 2007. Increases in the respective periods were driven by average commercial loan growth of $99.6 million, or 2.45%, and $300.7 million, or 7.77%.
Average deposits were $7.3 billion during the third quarter of 2008, down $13.1 million, or 0.18%, compared with the second quarter of 2008, and a decrease of $153.6 million, or 2.05%, compared with the third quarter of 2007. For the third quarter 2008, average core deposits (which are defined as checking accounts, savings accounts and money market savings products) increased $3.2 million, or 0.07%, compared with the second quarter 2008 and $259.1 million, or 5.97%, compared with the third quarter 2007. Core deposits represented 62.76% of total average deposits, compared with 62.61% for the second quarter 2008 and 58.01% for the third quarter 2007. The increase in both periods is attributable to strategic retail market campaigns for core deposits within the Company’s regional banking areas.
The Company’s investment portfolio yield increased in the third quarter of 2008, to 4.97%, compared with 4.90% in the second quarter of 2008, and increased from 4.87% in the third quarter of 2007. The increased investment portfolio yields contributed to aforementioned net interest margin expansion in both periods.
Net interest income on a fully tax-equivalent (“FTE”) basis was $92.7 million in the third quarter 2008 compared with $89.0 million in the second quarter of 2008 and $86.6 million in the third quarter of 2007. The increases in FTE net interest income compared with those two periods resulted from expansion in the net interest margin driven by decreased liability costs.
Noninterest income net of securities transactions for the third quarter of 2008 was $47.0 million, a decrease of $1.7 million, or 3.45%, from the second quarter of 2008 and a decrease of $2.1 million, or 4.26%, from the third quarter of 2007. Noninterest income, net of securities gains, as a percentage of net revenue for the third quarter of 2008 was 33.67% compared with 35.38% for second quarter of 2008 and 36.20% for the third quarter of 2007. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
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FirstMerit Reports Third quarter 2008 EPS Results/ Page 3
Noninterest expense for the third quarter of 2008 was $80.6 million, an increase of $0.1 million, or 0.07%, from the second quarter of 2008 and a decrease of $3.4 million, or 4.07%, from the third quarter of 2007. The Company’s diligent approach to expense management has resulted in four consecutive quarters of decreased year-over-year expenses and has also contributed to four quarters of sequential improved efficiency metrics. For the third quarter of 2008, the efficiency ratio was 57.64%, compared with 58.38% for the second quarter of 2008 and 61.76% for the third quarter of 2007.
Net charge-offs totaled $11.8 million, or 0.64% of average loans, in the third quarter of 2008 compared with $10.7 million, or 0.60% of average loans, in the second quarter 2008 and $7.9 million, or 0.45% of average loans, in the third quarter of 2007.
Nonperforming assets totaled $43.5 million at September 30, 2008, an increase of $1.9 million, or 4.45%, compared with June 30, 2008. Nonperforming assets at September 30, 2008 represented 0.59% of period-end loans plus other real estate compared with 0.57% at June 30, 2008.
The allowance for loan losses totaled $102.0 million at September 30, 2008, an increase of $3.8 million from June 30, 2008. At September 30, 2008, the allowance for loan losses was 1.38% of period-end loans compared with 1.36% at June 30, 2008. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.47% at September 30, 2008 compared with 1.46% at June 30, 2008. The allowance for credit losses to nonperforming loans was 281.28% at September 30, 2008, compared with 288.50% at June 30, 2008.
FirstMerit’s total assets at September 30, 2008 were $10.7 billion, an increase of $120.1 million, or 1.14%, compared with June 30, 2008 and an increase of $277.1 million, or 2.66%, compared with September 30, 2007. Commercial loan growth of $136.8 million, or 3.31%, compared with June 30, 2008, and $385.1 million, or 9.90%, compared with September 30, 2007, provided the overall asset growth over both periods and offset declines in various consumer lending portfolios.
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FirstMerit Reports Third quarter 2008 EPS Results/ Page 4
Total deposits were $7.4 billion at September 30, 2008, an increase of $153.4 million, or 2.11%, from June 30, 2008 and an increase of $22.3 million, or 0.30%, from September 30, 2007. Core deposits totaled $4.6 billion at September 30, 2008, a decrease of $52.3 million, or 1.13%, from June 30, 2008 and an increase of $267.3 million, or 6.18%, from September 30, 2007.
Shareholders’ equity was $926.1 million at September 30, 2008, compared with $924.4 million at June 30, 2008, and $884.9 million at September 30, 2007. The Company maintained a strong capital position as tangible equity to assets was 7.45% at September 30, 2008, compared with 7.52% at June 30, 2008 and 7.24% at September 30, 2007. The common dividend per share paid in the third quarter 2008 was $0.29.
The United States Treasury announced on October 14, 2008, several initiatives intended to help stabilize the banking industry.  Among those is a voluntary capital purchase program (CPP) to encourage qualifying financial institutions to build capital.  Under the CPP, the Treasury will purchase $250 billion of senior preferred shares on standardized terms with attached warrants to purchase common stock with an aggregate market price equal to 15 percent of the senior preferred investments.  “FirstMerit is currently reviewing the details of the CPP as information is made available and is considering the effect of participation in the program. If we choose to participate, the range of the Treasury’s preferred investment would be approximately $80 to $250 million,” said Mr. Greig.
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FirstMerit Reports Third quarter 2008 EPS Results/ Page 5
Third quarter 2008 Conference Call
FirstMerit will host an earnings conference call on October 28, 2008, at 2:00 p.m. (Eastern Time) to provide an overview of third quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 67901210. A replay of the conference call will be available at approximately 5:00 p.m. (Eastern Time), on October 28, 2008 through November 5, 2008, by dialing (800) 642-1687, and entering the PIN: 67901210.
About FirstMerit
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.7 billion as of September 30, 2008 and 158 banking offices and 182 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
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FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)
(Dollars in thousands)

	Quarters
	2008	2008	2008	2007	2007
EARNINGS	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Net interest income FTE (a)	$92,659	$88,956	$85,695	$87,647	$86,582
Provision for loan losses	15,531	14,565	11,521	9,334	7,324
Other income	47,029	48,758	52,854	49,993	49,124
Other expenses	80,609	80,550	81,234	83,295	84,030
FTE adjustment (a)	1,538	1,425	1,396	1,486	1,428
Net income	29,753	29,153	31,443	31,459	30,262
Diluted EPS	0.37	0.36	0.39	0.39	0.38

PERFORMANCE RATIOS

Return on average assets (ROA)	1.12%	1.11%	1.22%	1.21%	1.16%
Return on average common equity (ROE)	12.73%	12.31%	13.56%	13.87%	13.71%
Net interest margin FTE (a)	3.78%	3.69%	3.60%	3.66%	3.61%
Efficiency ratio	57.64%	58.38%	58.69%	60.85%	61.76%
Number of full-time equivalent employees	2,614	2,679	2,676	2,688	2,704

MARKET DATA

Book value/common share	$11.44	$11.43	$11.59	$11.39	$11.00
Period-end common share mkt value	21.00	16.31	20.66	20.01	19.76
Market as a % of book	184%	143%	178%	176%	180%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	78.38%	80.56%	74.36%	74.36%	76.32%
Average basic common shares	80,869	80,855	80,655	80,477	80,467
Average diluted common shares	80,896	80,898	80,722	80,595	80,561
Period end common shares	80,974	80,846	80,879	80,482	80,467
Common shares repurchased	42,429	34,380	5,426	6,066	22,473
Common stock market capitalization	$1,700,454	$1,318,598	$1,670,960	$1,610,445	$1,590,028

ASSET QUALITY

Gross charge-offs	$14,957	$14,830	$14,669	$11,768	$12,347
Net charge-offs	11,763	10,737	11,315	8,940	7,945
Allowance for loan losses	102,007	98,239	94,411	94,205	93,811
Reserve for unfunded lending commitments	6,493	7,310	7,903	7,394	7,409
Nonperforming assets (NPAs)	43,491	41,639	35,301	37,262	34,199
Net charge-offs/average loans ratio	0.64%	0.60%	0.65%	0.51%	0.45%
Allowance for loan losses/period-end loans	1.38%	1.36%	1.33%	1.35%	1.34%
Allowance for credit losses/period-end loans	1.47%	1.46%	1.45%	1.45%	1.44%
NPAs/loans and other real estate	0.59%	0.57%	0.50%	0.53%	0.49%
Allowance for loan losses/nonperforming loans	264.45%	268.52%	318.89%	299.70%	314.22%
Allowance for credit losses/nonperforming loans	281.28%	288.50%	345.59%	323.22%	339.04%

CAPITAL & LIQUIDITY

Period-end tangible equity to assets	7.45%	7.52%	7.68%	7.56%	7.24%
Average equity to assets	8.79%	9.06%	8.98%	8.72%	8.45%
Average equity to loans	12.76%	13.34%	13.27%	12.94%	12.49%
Average loans to deposits	99.40%	97.29%	95.82%	94.71%	93.74%

AVERAGE BALANCES

Assets	$10,569,496	$10,520,469	$10,388,359	$10,313,707	$10,360,739
Deposits	7,326,364	7,339,506	7,330,097	7,339,827	7,479,960
Loans	7,282,333	7,140,627	7,023,928	6,951,544	7,011,776
Earning assets	9,755,812	9,704,252	9,581,121	9,493,271	9,513,230
Shareholders’ equity	929,495	952,769	932,405	899,624	875,720

ENDING BALANCES

Assets	$10,684,845	$10,564,752	$10,516,828	$10,400,666	$10,407,765
Deposits	7,430,556	7,277,184	7,422,678	7,331,739	7,408,296
Loans	7,381,592	7,240,882	7,072,797	7,001,886	7,014,389
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,490	1,577	1,754	1,977	2,200
Earning assets	9,840,951	9,724,859	9,688,270	9,509,680	9,563,541
Total shareholders’ equity	926,078	924,429	937,439	916,977	884,877

NOTES:

(a) - Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited, except December 31, 2007, which is derived from the audited financial statements)

	September 30,	December 31,	September 30,
	2008	2007	2007
ASSETS
Cash and due from banks	$186,087	$207,335	$193,721
Investment securities (at fair value) and federal funds sold	2,450,233	2,460,453	2,499,406
Loans held for sale	9,126	47,341	49,746
Loans:
Commercial loans	4,273,065	3,906,448	3,887,985
Mortgage loans	559,276	577,219	579,954
Installment loans	1,613,481	1,598,832	1,633,231
Home equity loans	717,887	691,922	701,565
Credit card loans	148,179	153,732	142,986
Leases	69,704	73,733	68,668

Total loans	7,381,592	7,001,886	7,014,389
Less allowance for loan losses	(102,007)	(94,205)	(93,811)

Net loans	7,279,585	6,907,681	6,920,578
Premises and equipment, net	128,570	130,469	132,821
Goodwill	139,245	139,245	139,245
Intangible assets	1,490	1,977	2,198
Accrued interest receivable and other assets	490,509	506,165	470,050

Total assets	$10,684,845	$10,400,666	$10,407,765

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,540,523	$1,482,480	1,413,167
Demand-interest bearing	663,924	727,966	703,045
Savings and money market accounts	2,386,453	2,295,147	2,207,356
Certificates and other time deposits	2,839,656	2,826,146	3,084,728

Total deposits	7,430,556	7,331,739	7,408,296

Securities sold under agreements to repurchase	1,244,200	1,256,080	1,531,215
Wholesale borrowings	898,720	705,121	403,438
Accrued taxes, expenses, and other liabilities	185,291	190,749	179,939

Total liabilities	9,758,767	9,483,689	9,522,888

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at September 30, 2008, December 31, 2007 and September 30, 2007	127,937	127,937	127,937
Capital surplus	93,387	100,028	99,727
Accumulated other comprehensive loss	(59,190)	(43,085)	(66,352)
Retained earnings	1,047,781	1,027,775	1,019,656
Treasury stock, at cost, 11,052,155, 11,543,882 and 11,559,284 shares at September 30, 2008, December 31, 2007 and September 30, 2007, respectively	(283,837)	(295,678)	(296,091)

Total shareholders’ equity	926,078	916,977	884,877

Total liabilities and shareholders’ equity	$10,684,845	$10,400,666	$10,407,765

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2008	2008	2008	2007	2007
ASSETS
Cash and due from banks	$171,370	$173,044	$171,028	$175,164	$180,426
Investment securities/fed funds sold	2,461,431	2,515,546	2,508,125	2,494,975	2,455,777
Loans held for sale	12,048	48,079	49,068	46,752	45,677
Loans:
Commercial loans	4,168,951	4,069,305	3,941,573	3,839,242	3,868,235
Mortgage loans	569,293	577,178	584,000	581,370	586,911
Installment loans	1,617,265	1,584,825	1,587,267	1,615,035	1,640,380
Home equity loans	709,365	692,567	686,603	696,259	704,499
Credit card loans	147,924	147,242	150,575	149,466	143,312
Leases	69,535	69,510	73,910	70,172	68,439

Total loans	7,282,333	7,140,627	7,023,928	6,951,544	7,011,776
Less allowance for loan losses	98,091	94,002	93,804	92,667	94,393

Net loans	7,184,242	7,046,625	6,930,124	6,858,877	6,917,383

Total earning assets	9,755,812	9,704,252	9,581,121	9,493,271	9,513,230

Premises and equipment, net	127,267	126,488	128,185	132,129	133,303
Accrued interest receivable and other assets	613,138	610,687	601,829	605,810	628,173

TOTAL ASSETS	$10,569,496	$10,520,469	$10,388,359	$10,313,707	$10,360,739

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,545,427	$1,518,841	$1,446,889	$1,435,358	$1,400,848
Demand-interest bearing	678,803	709,922	702,115	699,675	714,216
Savings and money market accounts	2,373,995	2,366,296	2,318,899	2,262,818	2,224,048
Certificates and other time deposits	2,728,139	2,744,447	2,862,194	2,941,976	3,140,848

Total deposits	7,326,364	7,339,506	7,330,097	7,339,827	7,479,960

Securities sold under agreements to repurchase	1,504,011	1,312,436	1,310,364	1,517,241	1,555,235
Wholesale borrowings	634,226	711,132	618,572	369,685	256,356

Total funds	9,464,601	9,363,074	9,259,033	9,226,753	9,291,551
Accrued taxes, expenses and other liabilities	175,400	204,626	196,921	187,330	193,468

Total liabilities	9,640,001	9,567,700	9,455,954	9,414,083	9,485,019

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	93,381	92,313	96,048	99,749	100,511
Accumulated other comprehensive (loss) income	(54,000)	(40,757)	(32,170)	(60,430)	(77,215)
Retained earnings	1,048,452	1,059,840	1,032,036	1,028,170	1,020,979
Treasury stock	(286,275)	(286,564)	(291,446)	(295,802)	(296,492)

Total shareholders’ equity	929,495	952,769	932,405	899,624	875,720

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,569,496	$10,520,469	$10,388,359	$10,313,707	$10,360,739

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES

	Three months ended			Year ended			Three months ended
	September 30, 2008			December 31, 2007			September 30, 2007
	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$171,370			$178,164			$180,426
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	1,943,589	23,374	4.78%	1,955,049	85,544	4.38%	1,949,851	22,011	4.48%
Obligations of states and political subdivisions (tax exempt)	301,688	4,575	6.03%	255,461	15,595	6.10%	265,608	4,079	6.09%
Other securities and federal funds sold	216,154	2,780	5.12%	244,749	17,127	7.00%	240,318	4,078	6.73%

Total investment securities and federal funds sold	2,461,431	30,729	4.97%	2,455,259	118,266	4.82%	2,455,777	30,168	4.87%

Loans held for sale	12,048	178	5.88%	56,036	3,050	5.44%	45,677	789	6.85%
Loans	7,282,333	107,781	5.89%	6,971,464	521,172	7.48%	7,011,776	133,102	7.53%

Total earning assets	9,755,812	138,688	5.66%	9,482,759	642,488	6.78%	9,513,230	164,059	6.84%

Allowance for loan losses	(98,091)			(92,662)			(94,393)
Other assets	740,405			750,527			761,476

Total assets	$10,569,496			$10,318,788			$10,360,739

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,545,427	—	—	$1,408,726	—	—	$1,400,848	—	—
Demand — interest bearing	678,803	589	0.35%	733,410	6,824	0.93%	714,216	1,677	0.93%
Savings and money market accounts	2,373,995	6,932	1.16%	2,266,070	54,166	2.39%	2,224,048	13,501	2.41%
Certificates and other time deposits	2,728,139	23,463	3.42%	3,045,715	146,559	4.81%	3,140,848	38,464	4.86%

Total deposits	7,326,364	30,984	1.68%	7,453,921	207,549	2.78%	7,479,960	53,642	2.85%

Securities sold under agreements to repurchase	1,504,011	8,244	2.18%	1,471,785	71,298	4.84%	1,555,235	19,514	4.98%
Wholesale borrowings	634,226	6,801	4.27%	326,460	20,601	6.31%	256,356	4,321	6.69%

Total interest bearing liabilities	7,919,174	46,029	2.31%	7,843,440	299,448	3.82%	7,890,703	77,477	3.90%

Other liabilities	175,400			191,096			193,468

Shareholders’ equity	929,495			875,526			875,720

Total liabilities and shareholders’ equity	$10,569,496			$10,318,788			$10,360,739

Net yield on earning assets	$9,755,812	92,659	3.78%	$9,482,759	343,040	3.62%	$9,513,230	86,582	3.61%

Interest rate spread			3.35%			2.96%			2.94%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
          Nonaccrual loans have been included in the average balances

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	Quarters ended		Nine months ended
(Unaudited)	September 30,		September 30,
(In thousands except per share data)	2008	2007	2008	2007
Interest income:
Interest and fees on loans, including held for sale	$107,927	$133,860	$330,731	$396,025
Interest and dividends on investment securities and federal funds sold	29,223	28,771	87,714	83,000

Total interest income	137,150	162,631	418,445	479,025

Interest expense:
Interest on deposits:
Demand-interest bearing	589	1,677	2,144	5,472
Savings and money market accounts	6,932	13,501	23,075	41,499
Certificates and other time deposits	23,463	38,464	82,037	111,269
Interest on securities sold under agreements to repurchase	8,244	19,514	28,105	54,304
Interest on wholesale borrowings	6,801	4,321	20,133	15,096

Total interest expense	46,029	77,477	155,494	227,640

Net interest income	91,121	85,154	262,951	251,385
Provision for loan losses	15,531	7,324	41,617	21,501

Net interest income after provision for loan losses	75,590	77,830	221,334	229,884

Other income:
Trust department income	5,562	5,657	16,836	17,349
Service charges on deposits	16,648	17,003	47,412	50,307
Credit card fees	12,084	11,679	35,387	34,490
ATM and other service fees	2,717	3,306	8,281	9,566
Bank owned life insurance income	3,139	3,735	9,557	10,193
Investment services and insurance	2,899	3,007	8,554	8,120
Investment securities gains, net	—	—	571	1
Loan sales and servicing income	1,370	1,411	4,646	8,760
Gain on Visa, Inc. redemption	—	—	7,898	—
Other operating income	2,610	3,326	9,499	8,144

Total other income	47,029	49,124	148,641	146,930

Other expenses:
Salaries, wages, pension and employee benefits	45,043	41,332	132,472	127,370
Net occupancy expense	5,741	6,188	18,699	19,395
Equipment expense	5,962	6,389	17,998	19,162
Stationery, supplies and postage	2,347	2,463	6,914	7,048
Bankcard, loan processing and other costs	7,497	7,222	22,097	22,299
Professional services	3,966	2,923	8,434	12,277
Amortization of intangibles	86	222	486	667
Other operating expense	9,967	17,291	35,293	38,713

Total other expenses	80,609	84,030	242,393	246,931

Income before federal income tax expense	42,010	42,924	127,582	129,883
Federal income tax expense	12,257	12,662	37,233	38,315

Net income	$29,753	$30,262	$90,349	$91,568

Other comprehensive income, net of taxes
Unrealized securities’ holding loss, net of taxes	$(8,978)	$16,383	$(19,488)	$11,445
Unrealized hedging gain, net of taxes	347	(1,537)	1,133	(909)
Minimum pension liability adjustment, net of taxes	875	875	2,621	2,621
Less: reclassification adjustment for securities’ gain realized in net income, net of taxes	—	—	371	1

Total other comprehensive loss, net of taxes	(7,756)	15,721	(16,105)	13,156

Comprehensive income	$21,997	$45,983	$74,244	$104,724

Net income applicable to common shares	$29,753	$30,262	$90,349	$91,568

Net income used in diluted EPS calculation	$29,753	$30,266	$90,354	$91,580

Weighted average number of common shares outstanding — basic	80,869	80,467	80,794	80,337

Weighted average number of common shares outstanding — diluted	80,896	80,561	80,841	80,483

Basic earnings per share	$0.37	$0.38	$1.12	$1.14

Diluted earnings per share	$0.37	$0.38	$1.12	$1.14

Dividend per share	$0.29	$0.29	$0.87	$0.87

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

	Quarterly Results
(Unaudited)	2008	2008	2008	2007	2007
(Dollars in thousands, except share data)	3rd Q	2nd Q	1st Q	4th Q	3rd Q
Interest and fees on loans, including held for sale	$107,927	$106,516	$116,288	$128,078	$133,860
Interest and dividends — securities and federal funds sold	29,223	29,255	29,236	29,891	28,771

Total interest income	137,150	135,771	145,524	157,969	162,631

Interest on deposits:
Demand-interest bearing	589	591	964	1,352	1,677
Savings and money market accounts	6,932	6,500	9,643	12,667	13,501
Certificates and other time deposits	23,463	26,587	31,987	35,290	38,464
Securities sold under agreements to repurchase	8,244	8,319	11,542	16,994	19,514
Wholesale borrowings	6,801	6,243	7,089	5,505	4,321

Total interest expense	46,029	48,240	61,225	71,808	77,477

Net interest income	91,121	87,531	84,299	86,161	85,154
Provision for loan losses	15,531	14,565	11,521	9,334	7,324

Net interest income after provision for loan losses	75,590	72,966	72,778	76,827	77,830

Other income:
Trust department income	5,562	5,824	5,450	5,896	5,657
Service charges on deposits	16,648	16,028	14,736	17,067	17,003
Credit card fees	12,084	12,146	11,157	12,012	11,679
ATM and other service fees	2,717	2,770	2,794	3,055	3,306
Bank owned life insurance income	3,139	3,217	3,201	3,283	3,735
Investment services and insurance	2,899	2,790	2,865	3,121	3,007
Investment securities gains (losses), net	—	47	524	1,122	—
Loan sales and servicing income	1,370	1,885	1,391	1,551	1,411
Gain on Visa, Inc. redemption	—	—	7,898	—	—
Other operating income	2,610	4,051	2,838	2,886	3,326

Total other income	47,029	48,758	52,854	49,993	49,124

Other expenses:
Salaries, wages, pension and employee benefits	45,043	44,364	43,065	43,087	41,332
Net occupancy expense	5,741	6,204	6,754	6,284	6,188
Equipment expense	5,962	5,842	6,194	6,239	6,389
Stationery, supplies and postage	2,347	2,242	2,325	2,388	2,463
Bankcard, loan processing and other costs	7,497	7,356	7,244	7,482	7,222
Professional services	3,966	2,581	1,887	3,588	2,923
Amortization of intangibles	86	177	223	222	222
Other operating expense	9,967	11,784	13,542	14,005	17,291

Total other expenses	80,609	80,550	81,234	83,295	84,030

Income before income tax expense	42,010	41,174	44,398	43,525	42,924
Federal income taxes	12,257	12,021	12,955	12,066	12,662

Net income	$29,753	$29,153	$31,443	$31,459	$30,262

Other comprehensive income (loss), net of taxes	(7,756)	(19,858)	11,509	23,267	15,721

Comprehensive income	$21,997	$9,295	$42,952	$54,726	$45,983

Net income applicable to common shares	$29,753	$29,153	$31,443	$31,459	$30,262

Adjusted net income used in diluted EPS calculation	$29,753	$29,154	$31,447	$31,463	$30,266

Weighted-average common shares — basic	80,869	80,855	80,655	80,477	80,467

Weighted-average common shares — diluted	80,896	80,898	80,722	80,595	80,561

Basic net income per share	$0.37	$0.36	$0.39	$0.39	$0.38

Diluted net income per share	$0.37	$0.36	$0.39	$0.39	$0.38

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION

 (Unaudited, except December 31, 2007 annual period which
   is derived from the audited financial statements)
(Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30	Dec 31
	2008	2008	2008	2007	2007	2007
Allowance for Credit Losses

Allowance for loan losses, beginning of period	$98,239	$94,411	$94,205	$93,811	$94,432	$91,342
Provision for loan losses	15,531	14,565	11,521	9,334	7,324	30,835
Charge-offs	14,957	14,830	14,669	11,768	12,347	44,148
Recoveries	3,194	4,093	3,354	2,828	4,402	16,176

Net charge-offs	11,763	10,737	11,315	8,940	7,945	27,972

Allowance for loan losses, end of period	$102,007	$98,239	$94,411	$94,205	$93,811	$94,205

Reserve for unfunded lending commitments, beginning of period	$7,310	$7,903	$7,394	$7,409	$6,553	$6,294
Provision for credit losses	(817)	(593)	509	(15)	856	1,100

Reserve for unfunded lending commitments, end of period	$6,493	$7,310	$7,903	$7,394	$7,409	$7,394

Allowance for Credit Losses	$108,500	$105,549	$102,314	$101,599	$101,220	$101,599

Ratios

Provision for loan losses as a % of average loans	0.85%	0.82%	0.66%	0.53%	0.41%	0.44%
Provision for credit losses as a % of average loans	-0.04%	-0.03%	0.03%	0.00%	0.05%	0.02%
Net charge-offs as a % of average loans	0.64%	0.60%	0.65%	0.51%	0.45%	0.40%
Allowance for loan losses as a % of period-end loans	1.38%	1.36%	1.33%	1.35%	1.34%	1.35%
Allowance for credit losses as a % of period-end loans	1.47%	1.46%	1.45%	1.45%	1.44%	1.45%
Allowance for loan losses as a % of nonperforming loans	264.45%	268.52%	318.89%	299.70%	314.22%	299.70%
Allowance for credit losses as a % of nonperforming loans	281.28%	288.50%	345.59%	323.22%	339.04%	323.22%

Asset Quality

Impaired loans:
Nonaccrual	$29,245	$26,702	$19,777	$21,513	$20,165	$21,513
Other nonperforming loans:
Nonaccrual	9,328	9,884	9,829	9,920	9,690	9,920

Total nonperforming loans	38,573	36,586	29,606	31,433	29,855	31,433

Other real estate (“ORE”)	4,918	5,053	5,695	5,829	4,344	5,829

Total nonperforming assets (“NPAs”)	$43,491	$41,639	$35,301	$37,262	$34,199	$37,262

NPAs as % of period-end loans + ORE	0.59%	0.57%	0.50%	0.53%	0.49%	0.53%

Past due 90 days or more & accruing interest	$16,241	$10,654	$10,931	$11,702	$13,107	$11,702

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)	2008	2008	2008	2007	2007
QUARTERLY OTHER INCOME DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
Trust department income	$5,562	$5,824	$5,450	$5,896	$5,657
Service charges on deposits	16,648	16,028	14,736	17,067	17,003
Credit card fees	12,084	12,146	11,157	12,012	11,679
ATM and other service fees	2,717	2,770	2,794	3,055	3,306
Bank owned life insurance income	3,139	3,217	3,201	3,283	3,735
Investment services and insurance	2,899	2,790	2,865	3,121	3,007
Investment securities gains (losses), net	—	47	524	1,122	—
Loan sales and servicing income	1,370	1,885	1,391	1,551	1,411
Visa redemption	—	—	7,898	—	—
Other operating income	2,610	4,051	2,838	2,886	3,326

Total Other Income	$47,029	$48,758	$52,854	$49,993	$49,124

	2008	2008	2008	2007	2007
QUARTERLY OTHER EXPENSES DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
Salaries, wages, pension and employee benefits	$45,043	$44,364	$43,065	$43,087	$41,332
Net occupancy expense	5,741	6,204	6,754	6,284	6,188
Equipment expense	5,962	5,842	6,194	6,239	6,389
Taxes, other than federal income taxes	1,714	1,701	1,702	1,274	1,984
Stationery, supplies and postage	2,347	2,242	2,325	2,388	2,463
Bankcard, loan processing and other costs	7,497	7,356	7,244	7,482	7,222
Advertising	2,476	2,489	2,666	2,989	3,332
Professional services	3,966	2,581	1,887	3,588	2,923
Telephone	956	994	1,019	1,006	1,142
Amortization of intangibles	86	177	223	222	222
Other operating expense	4,821	6,600	8,155	8,736	10,833

Total Other Expenses	$80,609	$80,550	$81,234	$83,295	$84,030

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

	Quarters ended		Year ended	Nine months ended
(Unaudited)	September 30,		December 31,	September 30,
(Dollars in thousands)	2008	2007	2007	2008	2007
Allowance for loan losses — beginning of period	$98,239	$94,432	$91,342	$94,205	$91,342
Loans charged off:
Commercial	3,556	3,227	7,856	10,727	4,887
Mortgage	1,162	1,510	5,026	3,671	4,068
Installment	5,840	4,531	18,343	17,464	13,598
Home equity	1,154	1,095	4,151	3,446	3,393
Credit cards	2,522	1,969	8,497	7,315	6,393
Leases	20	15	41	20	41
Overdrafts	703	—	234	1,813	—

Total	14,957	12,347	44,148	44,456	32,380

Recoveries:
Commercial	232	1,105	4,351	1,986	3,994
Mortgage	2	—	44	41	8
Installment	1,757	2,110	8,021	5,598	6,316
Home equity	484	519	1,265	726	1,083
Credit cards	439	504	1,842	1,455	1,452
Manufactured housing	44	82	323	170	252
Leases	28	82	286	97	243
Overdrafts	208	—	44	568	—

Total	3,194	4,402	16,176	10,641	13,348

Net charge-offs	11,763	7,945	27,972	33,815	19,032
Provision for loan losses	15,531	7,324	30,835	41,617	21,501

Allowance for loan losses — end of period	$102,007	$93,811	$94,205	$102,007	$93,811

Average loans outstanding	$7,282,333	$7,011,776	$6,971,464	$7,149,451	$6,978,178

Ratio to average loans:
(Annualized) net charge-offs	0.64%	0.45%	0.40%	0.63%	0.36%

Provision for loan losses	0.85%	0.41%	0.44%	0.78%	0.41%

Loans outstanding — period-end	$7,381,592	$7,014,389	$7,001,886	$7,381,592	$7,014,389

Allowance for credit losses:	$108,500	$101,220	$101,599	$108,500	$101,220

As a multiple of (annualized) net charge-offs	2.32	3.21	3.63	2.40	3.98

Allowance for loan losses:
As a percent of period-end loans outstanding	1.38%	1.34%	1.35%	1.38%	1.34%

As a multiple of (annualized) net charge-offs	2.18	2.98	3.37	2.26	3.69